UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2015 (May 19, 2015)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road , Suite 1200, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

The following items of business were acted upon at the 2015 annual meeting of stockholders of Axiall Corporation (the “Company”) held on May 19, 2015: (1) the election of ten directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the annual meeting proxy statement; and (3) the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

The results of the voting on the election of directors were as follows:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Paul D. Carrico	55,371,399	5,226,813	103,106	3,420,671
T. Kevin DeNicola	59,155,055	1,454,018	92,245	3,420,671
Patrick J. Fleming	55,302,437	5,305,891	92,990	3,420,671
Robert M. Gervis	59,921,700	681,123	98,495	3,420,671
Victoria F. Haynes	60,124,354	485,987	90,977	3,420,671
William L. Mansfield	60,161,169	447,612	92,537	3,420,671
Michael H. McGarry	60,161,536	448,602	91,180	3,420,671
Mark L. Noetzel	60,144,749	465,593	90,976	3,420,671
Robert Ripp	60,113,935	496,225	91,158	3,420,671
David N. Weinstein	60,105,110	503,836	92,372	3,420,671

The results of the voting on the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the annual meeting proxy statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,568,803	4,010,696	121,819	3,420,671

The results of voting on the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,857,967	125,246	138,776	N/A

Item 8.01              Other Events.

On May 19, 2015, the Company issued a press release announcing that its Board of Directors has declared a cash dividend of $0.16 per common share, payable on July 10, 2015 to shareholders of record as of June 26, 2015.  A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description

99.1	Press Release, dated May 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

Date: May 20, 2015

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated May 19, 2015